                                                                    EXHIBIT 10.2


                           FIRST SHARES BANCORP, INC.
                   AMENDED AND RESTATED 1999 STOCK OPTION PLAN

         1. PURPOSE. The primary purposes of the Plan are to promote and align the interests of specified employees of First Shares Bancorp, Inc. (the "Company") and its subsidiary, First Bank, with those of its shareholders, to increase employee stock ownership and to improve the Company's ability to retain a team of outstanding executives. This Amended and Restated 1999 Stock Option Plan amends and restates the Company's 1999 Stock Option Plan which was effective May 1, 1999.

         2. DEFINITIONS.

                  As used in the Plan, terms defined parenthetically immediately after their use have the respective meanings provided by such definitions and the terms set forth below have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Administrator" means the Board or any committee of the Board to whom the responsibilities under the Plan are delegated.

                  "Affiliate" means, with respect to a specified person, a person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

                  "Board" means the Board of Directors of the Company.

                  "Change in Control" means any of the following:

                  (i) any person or group (other than a Subsidiary or any employee benefit plan (or any related trust) of the Company or a Subsidiary) becomes after the Effective Date the beneficial owner of more than 25% of either the then outstanding Stock or the combined voting power of the then outstanding voting securities of the Company entitled to vote in the election of directors, except that (A) no such person or group shall be deemed to own beneficially any securities acquired directly from the Company pursuant to a written agreement with the Company unless such person or group subsequently becomes the beneficial owner of additional Stock or voting securities of the Company other than pursuant to a written agreement with the Company, and (B) no Change in Control shall be deemed to have occurred solely by reason of any such acquisition by a corporation with respect to which, after such acquisition, more than 60% of both the then outstanding common shares of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote in the election of directors are then beneficially owned, directly or indirectly, by the persons who were the beneficial owners of the Stock and voting securities of the Company immediately before such acquisition in substantially the same proportion as their ownership, immediately before such acquisition, of the outstanding Stock and the combined voting power of the then outstanding voting securities of the Company entitled to vote in the election of directors; or

                  (ii) approval by the stockholders of the Company of (A) a merger, reorganization or consolidation with respect to which the individuals and entities who were the respective beneficial owners of the Stock and voting securities of the Company immediately before such merger, reorganization or consolidation do not, after such merger, reorganization or consolidation, beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding common shares and the combined voting power of the then outstanding voting securities entitled to vote in the election of directors of the corporation resulting from such merger, reorganization or consolidation, (B) a liquidation or dissolution of the Company or (C) the sale or other disposition of all or substantially all of the assets of the Company;

                  Notwithstanding the foregoing provisions of this definition, a Change in Control of the Company shall be deemed not to have occurred with respect to any Grantee, if such Grantee is, by written agreement executed prior to such Change in Control, a participant on such Grantee's own behalf in a transaction in which the persons (or their affiliates) with whom such Grantee has the written agreement Acquire the Company (as defined below) and, pursuant to the written agreement, the Grantee has an equity interest in the resulting entity or a right to acquire such an equity interest.

                  For the purposes of this definition, "Acquire the Company" means the acquisition of beneficial ownership by purchase, merger, or otherwise, of either more than 50% of the Stock (such percentage to be computed in accordance with Rule 13d-3(d)(1)(i) of the SEC under the Exchange Act) or substantially all of the assets of the Company or its successors; "person" means such term as used in Rule 13d-5 of the SEC under the Exchange Act; "beneficial owner" means such term as defined in Rule 13d-3 of the SEC under the Exchange Act; and "group" means such term as defined in Section 13(d) of the Exchange Act.

                  "Common Stock" means the Common Stock of the Company.

                  "Company" means First Shares Bancorp, Inc., an Indiana corporation.

                  "Disability" means, with respect to the exercise of an incentive stock option after Termination of Employment, a disability within the meaning of Section 22(e)(3) of the Internal Revenue Code, and for all other purposes, a mental or physical condition which, in the opinion of the Administrator, renders a Grantee unable or incompetent to carry out the job responsibilities which such Grantee held or the tasks to which such Grantee was assigned at the time disability was incurred, and which is expected to be permanent or for an indefinite duration.

                  "Effective Date" means May 1, 1999.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to a particular section of, or rule under, the Exchange Act shall include references to successor provisions.

                  "Fair Market Value" of any security of the Company or any other issuer means, as of any applicable date:

                  (i) if the security is listed for trading on the New York Stock Exchange, the closing price, regular way, of the security as reported on the New York Stock Exchange Composite Tape, or if no such reported sale of the security shall have occurred on such date, on the next preceding date on which there was such a reported sale, or

                  (ii) if a security is not so listed, but is listed on another national securities exchange or authorized for quotation on the National Association of Securities Dealers, Inc.'s

                           NASDAQ National Market System ("NASDAQ/NMS"), the closing price, regular way, of the security on such exchange or NASDAQ/NMS, as the case may be, or if no such reported sale of the security shall have occurred on such date, on the next preceding date on which there was such a reported sale, or

                  (iii) if a security is not listed for trading on a national securities exchange or authorized for quotation on NASDAQ/NMS, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or, if no such prices shall have been so reported for such date, on the next preceding date for which such prices were so reported, or

                  (iv) if the security is not listed for trading on a national securities exchange or is not authorized for quotation on NASDAQ/NMS or NASDAQ, the fair market value of the security as determined in good faith by the Administrator.

                  "Grant Agreement" has the meaning specified in Section
         4(b)(v).

                  "Grant Date" means the date of grant of an Option determined in accordance with Section 6.

                  "Grantee" means an individual who has been granted an Option.

                  "including" means "including, without limitation."

                  "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, and regulations and rulings thereunder. References to a particular section of the Internal Revenue Code shall include references to successor provisions.

                  "IPO" means the closing of the first public offering of Common Stock by the Company pursuant to an effective registration statement under the Securities Act of 1933, as amended.

                  "Option" means a stock option granted under the Plan.

                  "Option Price" means the per share purchase price of Stock subject to an option.

                  "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Option under the Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  "Plan" means the Amended and Restated First Shares Bancorp, Inc. 1999 Stock Option Plan.

                  "SEC" means the Securities and Exchange Commission.

                  "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of an Option under the Plan, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  "10% Owner" means a person who owns stock (including stock treated as owned under Section 424(d) of the Internal Revenue Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company.

                  "Termination of Employment" occurs the first day an individual is for any reason entitled to severance payments under the Company's or any Subsidiary's personnel policies or is no longer employed by the Company or any of its Subsidiaries, or, with respect to an individual who is an employee of a corporation constituting a Subsidiary, the first day such corporation is no longer a Subsidiary.

         3. SCOPE OF THE PLAN.

         (a) An aggregate of Ninety-Three Thousand (93,000) shares of Common Stock is hereby made available and is reserved for delivery on account of the exercise of Options. Subject to the foregoing limit, shares of Common Stock held as treasury shares may be used for or in connection with Options. Issuance of Common Stock pursuant to an Option reduces the shares available for grant and issuance under the Plan.

         (b) If and to the extent an Option expires or terminates for any reason without having been exercised in full or is forfeited, shares of Common Stock associated with such Option shall become available for other Options.

         4. ADMINISTRATION.

         (a) The Plan shall be administered by the Administrator.

         (b) The Administrator shall have full power and final authority, in its discretion, but subject to the express provisions of the Plan, as follows:

                  (i) to grant Options,

                  (ii) to determine when Options may be granted,

                  (iii) to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan,

                  (iv) to prescribe, amend, and rescind rules relating to the Plan, including rules with respect to the exercisability of Options upon the Termination of Employment of a Grantee,

                  (v) to determine the terms and provisions of the written agreements by which all Options shall be granted ("Grant Agreements") and, with the consent of the Grantee, to modify any such Grant Agreement at any time,

                  (vi) to accelerate the exercisability of, and to accelerate or waive any or all of the restrictions and conditions applicable to, any Option,

                  (vii) to make such adjustments or modifications to Options to Grantees working outside the United States as are necessary and advisable to fulfill the purposes of the Plan, and

                  (viii) to impose such additional conditions, restrictions, and limitations upon the grant, exercise or retention of Options as the Administrator may, before or concurrently with the grant thereof, deem appropriate.

         The determination of the Administrator on all matters relating to the Plan or any Grant Agreement is conclusive and final. The Administrator is not liable for any action or determination made in good faith with respect to the Plan or any Option.

         5. ELIGIBILITY. Options may be granted to any employee of the Company or any of its Subsidiaries, including but not limited to First Bank.

         6. CONDITIONS TO GRANTS.

         (a) General Conditions.

                  (i) The Grant Date of an Option is the date on which the Administrator grants the Option or such later date as specified in advance by the Administrator.

                  (ii) The term of each Option (subject to Section 6(c) with respect to incentive stock options) shall be a period of not more than ten (10) years from the Grant Date, and shall be subject to earlier termination as herein provided.

         (b) Grant of Options and Option Price. No later than the Grant Date of any option, the Administrator shall determine the Option Price of such option. The Option Price of any option granted on or prior to December 31, 1999 shall be such amount as is determined by the Administrator in its discretion, and the Option Price of any option granted on or after January 1, 2000 shall be not less than the Fair Market Value of the Common Stock on the Grant Date.

         (c) Grant of Incentive Stock Options. If at the time of the grant of any option the Option Price is (A) not less than 100% of the Fair Market Value of the Stock on the Grant Date or (B) in the case of a 10% Owner, not less than 110% of the Fair Market Value of the Stock on the Grant Date, then the Administrator may designate that such option shall be made subject to additional restrictions to permit it to qualify as an "incentive stock option" under the requirements of Section 422 of the Internal Revenue Code. Any option designated as an incentive stock option:

                  (i) shall be for a period of not more than 10 years (five years, in the case of a 10% Owner) from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Grant Agreement;

                  (ii) shall not have an aggregate Fair Market Value of Stock (determined for each incentive stock option on its Grant Date) with respect to which incentive stock options are exercisable for the first time by such Grantee during any calendar year (under the Plan and any other employee stock option plan of the Grantee's employer or any parent or subsidiary thereof ("Other Plans")), determined in accordance with the provisions of Section 422 of the Internal Revenue Code, which exceeds $100,000 (the "$100,000 Limit");

                  (iii) shall, if the aggregate Fair Market Value of Stock (determined on the Grant Date) with respect to all incentive stock options previously granted under the Plan and any Other Plans ("Prior Grants") and any incentive stock options under such grant (the "Current Grant") which are exercisable for the first time during any calendar year would exceed the $100,000 Limit, be exercisable as follows:

                           (A) the portion of the Current Grant exercisable for
                  the first time by the Grantee during any calendar year which would, when added to any portions of any Prior Grants, be exercisable for the first time by the Grantee during such calendar year with respect to stock which would have an aggregate Fair Market Value (determined as of the respective Grant Date for such options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

                           (B) if, viewed as of the date of the Current Grant,
                  any portion of a Current Grant could not be exercised under the provisions of the immediately preceding sentence during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an incentive stock option, but shall be exercisable as a separate option at such date or dates as are provided in the Current Grant;

                  (iv) shall be granted within 10 years after the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company; and

                  (v) shall require the Grantee to notify the Administrator of any disposition of any Stock issued pursuant to the exercise of the incentive stock option under the circumstances described in Section 421(b) of the Internal Revenue Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

Notwithstanding the foregoing and Section 4(b)(v), the Administrator may, without the consent of the Grantee, at any time before the exercise of an option (whether or not an incentive stock option), take any action necessary to prevent such option from being treated as an incentive stock option.

         7. NON-TRANSFERABILITY. Each Option granted hereunder shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee. After the Grantee's death, an Option otherwise exercisable may be exercised by the Grantee's personal representative prior to its transfer or assignment by will or the laws of descent and distribution.

         8. EXERCISE. Subject to Sections 4(b)(vi), 9 and 14 and such terms and conditions as the Administrator may impose, each option shall be exercisable in one or more installments commencing on the Grant Date of such option. Each option shall be exercised by delivery to the Company of written notice of intent to purchase a specific number of shares of Common Stock subject to the option. The Option Price of any shares of Common Stock as to which an option shall be exercised shall be paid in full at the time of the exercise. Payment may, at the election of the Grantee, be made in any one or any combination of the following:

                  (i) cash;

                  (ii) Common Stock valued at its Fair Market Value on the business day preceding the date of exercise (including through an attestation procedure);

                  (iii) upon the occurrence of a Change in Control or an IPO, or otherwise with the consent of the Administrator, by the surrender of all or part of the Option being exercised;

                  (iv) by waiver of compensation due or accrued to the Grantee for services rendered;

                  (v) with the consent of the Administrator, by tender of property;

                  (vi) consideration received by the Company under any form of cashless exercise approved by the Administrator, including (provided that a public market for the Common Stock exists):

                           (A) a "same day sale" commitment from the Grantee and
                  a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Grantee irrevocably elects to exercise the option and to sell a portion of the Stock so purchased in order to pay for the Option, and whereby the NASD Dealer irrevocably commits upon receipt of such Stock to forward the Option Price directly to the Company; or

                           (B) a "margin" commitment from the Grantee and an
                  NASD Dealer whereby the Grantee irrevocably elects to exercise the option and to pledge the Stock so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Option Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Stock to forward the Option Price directly to the Company.

                  (vii) in the discretion of the Administrator and to the extent permitted by law, in accordance with Section 10.

         9. EFFECTS OF A CHANGE IN CONTROL. After the occurrence of a Change in Control, then subject to Section 14 but notwithstanding any other provisions of the Plan, all options granted under the Plan shall immediately be fully exercisable.

         10. LOANS AND GUARANTEES. The Administrator may, in its discretion:

         (a) allow a Grantee to defer payment to the Company of all or any portion of (i) the Option Price of an option, or (ii) any taxes associated with a benefit hereunder which is not a cash benefit at the time such benefit is so taxable, or

         (b) cause the Company to guarantee a loan from a third party to the Grantee, in an amount equal to all or any portion of such Option Price or any related taxes.

Any such payment deferral or guarantee by the Company pursuant to this Section 10 shall be on a secured or unsecured basis for such periods, at such interest rates, and on such other terms and conditions as the Administrator may determine. Notwithstanding the foregoing, a Grantee shall not be entitled to defer the payment of such Option Price or any related taxes unless the Grantee
(i) enters into a binding obligation to pay the deferred amount and (ii) pays upon exercise of an option, an amount equal to or greater than the aggregate par value of all shares of Common Stock (other than treasury shares) to be then delivered. If the Administrator has permitted a payment deferral or caused the Company to guarantee a loan pursuant to this Section 10, then the Administrator may, in its discretion, require the immediate payment of such deferred amount or the immediate release of such guarantee upon the Grantee's Termination of Employment or upon the Grantee's sale or other transfer of the Grantee's shares of Common Stock purchased pursuant to such deferral or guarantee.

         11. NOTIFICATION UNDER SECTION 83(b). If the Administrator has not, on the Grant Date or any later date, prohibited such Grantee from making the following election, and a Grantee shall, in connection with the exercise of any option, make the election permitted under Section 83(b) of the Internal Revenue Code (i.e., an election to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Internal Revenue Code), such Grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal

Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Internal Revenue Code.

         12. MANDATORY WITHHOLDING TAXES.

         (a) Whenever under the Plan, shares of Stock are to be delivered upon exercise or payment of an Option, or any other event with respect to rights and benefits hereunder, the Company shall be entitled to require as a condition of delivery (i) that the Grantee remit an amount sufficient to satisfy all federal, state and local withholding tax requirements related thereto, (ii) the withholding of such sums from compensation otherwise due to the Grantee or from any shares of Common Stock due to the Grantee under the Plan, or (iii) any combination of the foregoing.

         (b) If any disqualifying disposition described in Section 6(c)(v) is made with respect to shares of Common Stock acquired under an incentive stock option granted pursuant to the Plan or any election described in Section 11 is made, then the person making such disqualifying disposition or election shall remit to the Company an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such sums from compensation otherwise due to the Grantee or from any shares of Common Stock due to the Grantee under the Plan.

         13. ELECTIVE SHARE WITHHOLDING.

         (a) Subject to Section 13(b), a Grantee may elect the withholding ("Share Withholding") by the Company of a portion of the shares of Common Stock otherwise deliverable to such Grantee upon the exercise or payment of an Option (a "Taxable Event") having a Fair Market Value equal to:

                  (i) the minimum amount necessary to satisfy required federal, state, or local withholding tax liability attributable to the Taxable Event; or

                  (ii) with the Administrator's prior approval, a greater amount, not to exceed the estimated total amount of such Grantee's tax liability with respect to the Taxable Event.

         (b) Each Share Withholding election by a Grantee shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

                  (i) a Grantee's right to make such an election shall be subject to the Administrator's right to revoke such right at any time before the Grantee's election if the Administrator has reserved the right to do so in the Grant Agreement;

                  (ii) the Grantee's election must be made before the date (the "Tax Date") on which the amount of tax to be withheld is determined;

                  (iii) the Grantee's election shall be irrevocable by the Grantee;

                  (iv) in the event that the Tax Date is deferred until six months after the delivery of Common Stock under Section 83(b) of the Internal Revenue Code, the Grantee shall receive the full amount of Common Stock with respect to which the exercise occurs, but such Grantee shall be unconditionally obligated to tender back to the Company the proper number of shares of Common Stock on the Tax Date.

         14. TERMINATION OF EMPLOYMENT. If a Grantee has a Termination of Employment for any reason other than the death of the Grantee, any unexercised Option or part of an Option will terminate immediately. If the

Termination of Employment is the result of the death of the Grantee, all Options granted to the Grantee will be fully exercisable notwithstanding any vesting period that may have been established and the personal representative of the Grantee or any person to whom the Option is transferred by the Grantee's will or in accordance with the laws of descent and distribution may exercise the unexercised portion of the Option at any time prior to the earlier of one year after the date of the Grantee's death or the original expiration date of the Option.

         15. SECURITIES LAW MATTERS.

         (a) If the Administrator deems necessary to comply with the Securities Act of 1933, or any rules, regulations or other requirements of the SEC or any stock exchange or automated quotation system, the Administrator may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for shares of Common Stock, or that the Common Stock be subject to such stock transfer orders and other restrictions as the Administrator may deem necessary or advisable.

         (b) If based upon the opinion of counsel for the Company, the Administrator determines that the exercise of, or delivery of benefits pursuant to, any Option would violate any applicable provision of (i) federal or state securities law or (ii) the listing requirements of any national securities exchange on which are listed any of the Company's equity securities, then the Administrator may postpone any such exercise or delivery, as the case may be, but the Company shall use reasonable and good faith efforts to cause such exercise or delivery to comply with all such provisions at the earliest practicable date. The Administrator's authority under this Section 15(b) shall expire on the date of the first Change in Control to which Section 9 applies.

         (c) The Company shall be under no obligation to register the Common Stock with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

         16. FUNDING. Benefits payable under the Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for payment of, benefits under the Plan.

         17. NO EMPLOYMENT RIGHTS. Neither the establishment of the Plan, nor the granting of any Option shall be construed to (a) give any Grantee the right to remain employed by the Company or any of its Subsidiaries or to any benefits not specifically provided by the Plan, or (b) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans.

         18. RIGHTS AS A STOCKHOLDER. A Grantee shall not, by reason of any Option have any right as a stockholder of the Company with respect to the shares of Common Stock which may be deliverable upon exercise or payment of such Option until such shares have been delivered to such Grantee.

         19. NATURE OF PAYMENTS. Any and all grants or deliveries of shares of Stock hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension, retirement, death or other benefits under (a) any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries, or (b) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

         20. NON-UNIFORM DETERMINATIONS. The Administrator's determinations under the Plan need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Options (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Administrator shall be entitled, among other things, to make non-uniform and selective determinations and to enter into non-uniform and selective Grant Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Options, and (c) the treatment, under
Section 14, of Terminations of Employment. Notwithstanding the foregoing, the Administrator's interpretation of Plan provisions shall be uniform as to similarly situated Grantees.

         21. ADJUSTMENTS. The Administrator shall make equitable adjustment of:

                  (i) the aggregate numbers of shares of Common Stock available under Section 3(a);

                  (ii) the number of shares of Common Stock covered by an Option; and

                  (iii) the Option Price

to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, asset spin-off, reorganization, or similar event of or by the Company.

         22. ADOPTION AND SHAREHOLDER APPROVAL. The Plan shall be approved by the shareholders of the Company (excluding holders of Common Stock issued pursuant to this Plan), consistent with applicable laws, within 12 months before or after the Effective Date. Upon the Effective Date, the Board may grant Options pursuant to the Plan; provided, however, that: (a) no option may be exercised prior to initial shareholder approval of the Plan; (b) no option granted pursuant to an increase in the number of shares of Common Stock approved by the Board shall be exercised prior to the time such increase has been approved by the shareholders of the Company; and (c) in the event that shareholder approval is not obtained within the time period provided herein, all Options granted hereunder shall be canceled, any Common Stock issued pursuant to any Option shall be canceled and any purchase of Common Stock hereunder shall be rescinded.

         23. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

         24. AMENDMENT OF THE PLAN. The Board may from time to time in its discretion amend or modify the Plan without the approval of the stockholders of the Company.

         25. TERMINATION OF THE PLAN. The Plan shall terminate on the tenth anniversary of the Effective Date or at such earlier time as the Board may determine. Any termination, whether in whole or in part, shall not affect any Option then outstanding under the Plan.

         26. BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or shares of Common Stock an Option previously granted, on such terms and conditions as the Administrator establishes and communicates to the Optionee at the time the offer is made.